UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 25, 2002

Commission file number 1-13163

YUM! BRANDS, INC.
(Exact name of registrant as specified in its charter)

North Carolina	13-3951308

(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification No.)

1441 Gardiner Lane, Louisville, Kentucky                40213
(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code:       (502) 874-8300

Former name or former address, if changed since last report:   N/A

Item 5. OTHER EVENTS

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-42969) declared effective by the Securities and Exchange Commission on February 6, 1998 relating to an aggregate of $2,000,000,000 of senior debt securities of YUM! Brands, Inc., formerly TRICON Global Restaurants, Inc. ("YUM! Brands").

Item 7. EXHIBITS

1.1   Underwriting Agreement, dated June 25, 2002, between YUM! Brands and Salomon Smith Barney Inc., as representative for itself and the other Underwriters named therein.

4.1   Officers' Certificate establishing YUM! Brands' 7.70% Senior Notes due July 1, 2012 as a series of securities under the Indenture dated as of May 1, 1998 between YUM! Brands and Bank One Trust Company, N.A., as successor in interest to The First National Bank of Chicago.

4.2   Form of 7.70% Senior Note due July 1, 2012 (included in Exhibit 4.1).

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM! BRANDS, INC. (Registrant)

Date: July 2, 2002	/s/ Matthew M. Preston Vice President and Associate General Counsel

3

Exhibit 1.1

UNDERWRITING AGREEMENT

June 25, 2002

YUM! Brands, Inc.
1441 Gardiner Lane
Louisville, Kentucky 40213

Ladies and Gentlemen:

     We (the "Managers") are acting on behalf of the underwriter or underwriters (including ourselves) named below (such underwriter or underwriters being herein called the "Underwriters"), and we understand that YUM! Brands, Inc., a North Carolina corporation (the "Company"), proposes to issue and sell $400,000,000 aggregate principal amount ($397,800,000 initial offering price) of its 7.70% Senior Notes due July 1, 2012 (the "Debt Securities").

     Subject to the terms and conditions set forth or incorporated by reference herein, the Company hereby agrees to sell and the Underwriters agree to purchase, severally and not jointly, the principal amount of the Debt Securities set forth opposite their names at a purchase price of 98.325% of the principal amount thereof plus accrued interest, if any, from June 28, 2002:

UNDERWRITER	PRINCIPAL AMOUNT OF DEBT SECURITIES

Salomon Smith Barney Inc.	$ 143,590,000
J.P. Morgan Securities Inc.	143,590,000
Credit Lyonnais Securities (USA) Inc	143,590,000
HSBC Securities (USA) Inc.	30,770,000
SunTrust Capital Markets, Inc.	30,770,000
Banc One Capital Markets, Inc.	10,255,000
A.G. Edwards & Sons, Inc.	10,255,000

Total	$ 400,000,000

     The Underwriters will pay for the Debt Securities upon delivery thereof to The Depository Trust Company ("DTC") or its designated custodian at 10:00 a.m. (New York time) on June 28, 2002, or at such other time, not later than 5:00 p.m. (New York time) on June 28, 2002, as shall be designated by the Managers. The times and dates of such payments and deliveries are each hereinafter referred to as the "Closing Date."

     The Debt Securities shall have the terms set forth in the Prospectus dated March 30, 2001, as supplemented by the Prospectus Supplement dated June 25, 2002, including the following:

TERMS OF DEBT SECURITIES:

Maturity Date:	July 1, 2012

Interest Rate:	7.70%

Redemption Provisions:	As set forth in the Prospectus Supplement under "Description of Notes."

Interest Payment Dates:	January 1 and July 1 commencing January 1, 2003 (interest accrues from June 28, 2002).

Form and Denominations:	Global Note registered in the name of Cede & Co., as the nominee of DTC. Beneficial interests in such Global Note will be in denominations of $1,000 and integral multiples thereof.

Ranking:	The Debt Securities will be senior unsecured debt obligations of the Company issued under the Indenture, dated as of May 1, 1998 (the "Indenture"), by and among the Company, as issuer, and Bank One Trust Company, N.A., as successor trustee (the "Trustee"), and will rank PARI PASSU with all other senior unsecured indebtedness of the Company from time to time outstanding.

     All provisions contained in the document entitled YUM! Brands, Inc. Underwriting Agreement Standard Provisions (Debt Securities) dated June 25, 2002, a copy of which is attached hereto, are hereby incorporated by reference in their entirety and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein, except that if any term defined in such document is otherwise defined herein, the definition set forth herein shall control.

     As evidenced by the Company's countersignature of this Agreement, the Company hereby confirms its engagement of the services of A. G. Edwards & Sons, Inc. as, and A. G. Edwards & Sons, Inc. hereby confirms its agreement with the Company to render services as, a "qualified independent underwriter, "within the meaning of Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc., with respect to the offering and sale of the Debt Securities. The Company agrees promptly to reimburse A. G. Edwards & Sons, Inc. for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with the services to be rendered hereunder as a "qualified independent underwriter."

     A. G. Edwards & Sons, Inc. hereby represents and warrants to, and agrees with, the Company and the Underwriters that with respect to the offering and sale of the Debt Securities as described in the Prospectus and Prospectus Supplement:

  A. G. Edwards & Sons, Inc. constitutes a "qualified independent underwriter" within the meaning of Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc.;

  A. G. Edwards & Sons, Inc. has participated in the preparation of the Prospectus and the Prospectus Supplement and has exercised the usual standards of "due diligence" in respect thereto;

  A. G. Edwards & Sons, Inc. has undertaken the legal responsibilities and liabilities of an underwriter under the Securities Act of 1933, as amended, specifically including those inherent in Section 11 thereof;

  Based upon (A) a review of the Company, including an examination of the Prospectus and the Prospectus Supplement, information regarding the earnings, assets, capital structure and growth rate of the Company and other pertinent financial and statistical data, (B) inquiries of and conferences with the management of the Company and its counsel and independent public accountants regarding the business and operations of the Company, (C) consideration of the prospects for the industry in which the Company competes, estimates of the business potential of the Company, assessments of its management, the general condition of the securities markets, market prices of the capital stock and debt securities of, and financial and operating data concerning, companies believed by A. G. Edwards & Sons, Inc. to be comparable to the Company with debt securities of maturity and seniority similar to the Debt Securities and the demand for securities of comparable companies similar to the Debt Securities, and (D) such other studies, analyses and investigations as A. G. Edwards & Sons, Inc. has deemed appropriate, and assuming that the offering and sale of the Debt Securities is made as contemplated herein and in the Prospectus and Prospectus Supplement, A. G. Edwards & Sons, Inc. recommends, as of the date of the execution and delivery of this Agreement, that the yield on the Debt Securities be not less than 7.78%, which minimum yield should in no way be considered or relied upon as an indication of the value of the Debt Securities; and

  A. G. Edwards & Sons, Inc. will furnish to the Underwriters at the time of delivery of the Debt Securities a letter, dated the time of delivery of the Debt Securities, in form and substance satisfactory to the Underwriters, to the effect of clauses (i) through (iv) above.

     A. G. Edwards & Sons, Inc. hereby agrees with the Company and the Underwriters that, as part of its services hereunder, in the event of any amendment or supplement to either the Prospectus or the Prospectus Supplement, A. G. Edwards & Sons, Inc. will render services as a "qualified independent underwriter, "in accordance with Rule 2710 of the Conduct Rules of the National Association of Securities Dealers, Inc., as such term is defined in Section (b)(15) of Rule 2720 of the Conduct Rules of the National Association of Securities Dealers, Inc. with respect to the offering and sale of the Debt Securities as described in either the Prospectus or the Prospectus Supplement, as so amended or supplemented, that are substantially the same as those services being rendered with respect to the offering and sale of the Debt Securities as described in the Prospectus and the Prospectus Supplement (including those described above).

     In addition, the Company agrees with A. G. Edwards & Sons, Inc. that the indemnification and contribution provisions of the Underwriting Agreement Standard Provisions (Debt Securities), which are incorporated herein by reference, shall also apply to A. G. Edwards & Sons, Inc. in its capacity as qualified independent underwriter and that A. G. Edwards & Sons, Inc., in its capacity as qualified independent underwriter, may rely upon the truth and accuracy of each representation and warranty made by the Company in Section 1 thereof. The Company agrees to cooperate with A. G. Edwards & Sons, Inc. to enable it to perform the services contemplated by this Agreement and to deliver, or cause to be delivered, to A. G. Edwards & Sons, Inc., in its capacity as qualified independent underwriter, each of the opinions, certificates and letters referred to in Sections 5(b), (c), (e), (f) and (g) of the Underwriting Agreement Standard Provisions (Debt Securities).

     Please confirm your agreement by having an authorized officer sign a copy of this Agreement in the space set forth below.

Very truly yours,

SALOMON SMITH BARNEY INC.
J. P. MORGAN SECURITIES, INC.

By: Salomon Smith Barney Inc.

acting severally on behalf of themselves
and the Underwriters named herein

By:  /s/  James Oakes
Name:  James Oakes
Title:  Managing Director

NOTICE INFORMATION:
Salomon Smith Barney Inc.
388 Greenwich Street, 32nd Floor
New York, NY 10013
Telephone No.:  (212) 816-9276
Facsimile No.:  (212) 816-7912
Attention:  General Counsel

A. G. EDWARDS & SONS, INC.,
As Qualified Independent Underwriter

By:  /s/  Patrick G. Doherty
Name:  Patrick G. Doherty
Title:  Patrick G. Doherty

NOTICE INFORMATION:
A.G. Edwards & Sons, Inc.
One North Jefferson
St. Louis, MO 63103
Telephone No.:  (314) 955-3000
Facsimile No.:  (314) 955-3565
Attention:  General Counsel

Accepted:

YUM! BRANDS, INC.

By: /s/ Denise L. Ramos Name: Denise L. Ramos Title: Senior Vice President and Treasurer	By: /s/ Matthew M. Preston Name: Matthew M. Preston Title: Vice President and Associate General Counsel

NOTICE INFORMATION:
YUM! Brands, Inc.
1441 Gardiner Lane
Louisville, Kentucky 40213
Telephone No.:  (502) 874-1000
Facsimile No.:  (502) 874-8016
Attention:  Matthew M. Preston, Esq.
                 and Denise L. Ramos

YUM! BRANDS, INC.

UNDERWRITING AGREEMENT

STANDARD PROVISIONS
(DEBT SECURITIES)

June 25, 2002

     From time to time, YUM! Brands, Inc., a North Carolina corporation (the "Company"), may enter into one or more underwriting agreements that provide for the sale of designated securities to the several underwriters named therein. The standard provisions set forth herein may be incorporated by reference in any such underwriting agreement (an "Underwriting Agreement"). The Underwriting Agreement, including the provisions incorporated therein by reference, is herein referred to as "this Agreement. "Terms defined in this Agreement are used herein as therein defined.

     The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement including a prospectus, which, among other things, relates to the Debt Securities and has filed with, or transmitted for filing to, or shall promptly hereafter file with or transmit for filing to, the Commission a prospectus supplement (the "Prospectus Supplement") specifically relating to the Debt Securities pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), and/or a term sheet or an abbreviated term sheet (each, a "Term Sheet"), pursuant to Rule 434 of the rules and regulations of the Commission under the Securities Act (the "Securities Act Regulations"), specifically relating to the Debt Securities. The term Registration Statement means the registration statement as amended to the date of this Agreement. The term Basic Prospectus means the prospectus included in the Registration Statement at the time the Registration Statement was declared effective by the Commission. The term Prospectus means the Basic Prospectus in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement together with the final Prospectus Supplement. The term preliminary prospectus means a preliminary prospectus supplement specifically relating to the Debt Securities together with the Basic Prospectus. Any reference herein to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents, financial statements and schedules incorporated by reference therein or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents, financial statements and schedules filed by the Company with the Commission under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and so incorporated by reference or deemed to be incorporated therein (such incorporated documents, financial statements and schedules being herein called the "Incorporated Documents"). Notwithstanding the foregoing, for purposes of this Agreement any prospectus, prospectus supplement, term sheet or abbreviated term sheet prepared or filed with respect to an offering pursuant to the Registration Statement of a series of securities other than the Debt Securities shall not be deemed to have supplemented the Prospectus.

  REPRESENTATIONS AND WARRANTIES.  The Company represents and warrants to each of the Underwriters that:

    (i) The Registration Statement has been declared effective by the Commission and no stop order suspending the effectiveness of the Registration Statement is in effect nor, to the Company's knowledge, are any proceedings for such purpose pending before or threatened by the Commission, (ii) as of the effective date of the Registration Statement, the Company met the applicable requirements for use of Form S-3 under the Securities Act with respect to the registration under the Securities Act of $2,000,000,000 in aggregate public offering price of Debt Securities and (iii) as of its effective date, the Registration Statement met the requirements set forth in Rule 415(a)(l)(x) under the Securities Act and complied in all material respects with said Rule.

    (i) Each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated or to be incorporated by reference in the Prospectus complies or will comply, in all material respects, with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, (ii) the Registration Statement and any amendments thereto, do not and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement and the Prospectus comply, and any further amendments or supplements to the Registration Statement or the Prospectus will comply, in all material respects, with the Securities Act and the Securities Act Regulations, and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and (iv) the Prospectus and any amendment or supplement thereto, do not and will not, as of the date thereof, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no representations and warranties (l) as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Underwriters expressly for use in the Registration Statement or the Prospectus or any amendment or supplement thereto, or (2) as to that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification of the Trustee (the "Form T-l") under the Trust Indenture Act.

    Each of the Company and KFC Corporation, Pizza Hut, Inc. and Taco Bell Corp. (each a "Principal Subsidiary") has been duly incorporated and is validly existing and in good standing under the laws of its state of incorporation, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus, and is duly qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole. All of the outstanding shares of capital stock or other securities evidencing equity ownership of each Principal Subsidiary have been duly and validly authorized and issued and are fully paid and non-assessable, and are owned by the Company free and clear of any security interest, claim, lien or encumbrance.

    The Indenture has been duly qualified under the Trust Indenture Act and has been duly authorized, executed, and delivered by the Company and (assuming due authorization, valid execution, and delivery thereof by the Trustee) is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that (x) enforcement thereof may be limited by (i) the laws of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting creditors' rights generally (whether now or hereafter in effect), (ii) laws limiting rights of indemnity or contribution, or (iii) equitable principles of general applicability (regardless of whether enforceability is considered in a proceeding at law or in equity) and (y) the waiver contained in Section 6.12 of the Indenture may be deemed unenforceable; and the Indenture conforms in all material respects to the description thereof contained in the Prospectus.

    This Agreement has been duly authorized, executed, and delivered by the Company.

    The Debt Securities have been duly authorized and, when issued, executed, and authenticated in accordance with the provisions of the Indenture, and delivered to and duly paid for in accordance with the applicable provisions of the Prospectus and this Agreement, will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that (x) enforcement thereof may be limited by (i) the laws of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting creditors' rights generally (whether now or hereafter in effect), (ii) laws limiting rights of indemnity or contribution, or (iii) equitable principles of general applicability (regardless of whether enforceability is considered in a proceeding at law or in equity) and (y) the waiver contained in Section 6.12 of the Indenture may be deemed unenforceable; and the Debt Securities will conform in all material respects to the description thereof contained in the Prospectus.

    The execution and delivery of this Agreement and the Indenture by the Company, the issuance and sale of the Debt Securities and the performance by the Company of its obligations under this Agreement, the Debt Securities and the Indenture, as the case may be, will not conflict with or constitute a breach or violation of or default (with the passage of time or otherwise) under (A) the Restated Articles of Incorporation or By-Laws of the Company, (B) any agreement or other instrument binding upon the Company or any of its subsidiaries, which breach or default would, singly or in the aggregate, have a material adverse effect on the consolidated financial condition or earnings of the Company and its subsidiaries, considered as one enterprise, (C) any statute, law or regulation to which the Company or any of its properties may be subject, which violation would, singly or in the aggregate, have a material adverse effect on the consolidated financial condition or earnings of the Company and its subsidiaries, considered as one enterprise, or (D) any judgment, order, or decree of any governmental body, agency, or court having jurisdiction over the Company or any of its subsidiaries; and no consent, approval, authorization, or order of or qualification or registration with any governmental body or agency is, to the Company's knowledge, required for the performance by the Company of its obligations under this Agreement, the Debt Securities or the Indenture, other than registration thereof under the Securities Act, qualification of the Indenture under the Trust Indenture Act and such registrations or qualifications as may be necessary under the Blue Sky laws or other securities laws of the various states in which the Debt Securities may be offered and sold.

    There has not been any material adverse change (or development involving a prospective material adverse change) in the business, properties, earnings, or financial condition of the Company and its subsidiaries on a consolidated basis from that set forth in the Company's last periodic report filed with the Commission under the Exchange Act and the rules and regulations promulgated thereunder.

    There are no legal or governmental proceedings pending or, to the Company's knowledge, threatened, to which the Company or any of its subsidiaries is a party or to which any of the properties of the Company or any of its subsidiaries is subject that is required to be described in the Registration Statement or the Prospectus and is not so described, or any applicable statute, regulation, contract, or other document that is required to be described in the Registration Statement or the Prospectus that is not so described.

    The Company is not and, after giving effect to the offering and sale of the Debt Securities, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

    KPMG LLP, who has certified certain financial statements of the Company and its subsidiaries, are, to the Company's knowledge, independent public accountants as required by the Securities Act and the Securities Act Regulations.

  PUBLIC OFFERING.  The Company is advised by the Manager that the Underwriters propose to make a public offering of their respective portions of the Debt Securities as soon after this Agreement has been entered into as in the Manager's judgment is advisable. The terms of the public offering of the Debt Securities have been provided by the Manager to the Company and are in all material respects completely set forth in the Prospectus.

  PURCHASE AND DELIVERY.  Except as otherwise provided in this Section 3, payment for the Debt Securities shall be made by wire transfer, of immediately available funds, by the Underwriters to the order of the Company, at the time set forth in this Agreement, upon delivery to the Manager for the respective accounts of the several Underwriters of the Debt Securities, registered in such names and in such denominations as the Manager shall request in writing not less than two full business days prior to the date of delivery.

  PAYMENT OF EXPENSES.  The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the printing and delivery to the Underwriters of this Agreement, any agreement among Underwriters, the Indenture and such other documents as may be required in connection with the offering, purchase, sale and delivery of the Debt Securities, (iii) the preparation, issuance and delivery of the Debt Securities and any certificates for the Debt Securities to the Underwriters, (iv) the fees and disbursements of the Company's counsel, accountants and other advisors or agents (including transfer agents and registrars), as well as the fees and disbursements of the Trustee and its counsel, (v) the qualification of the Debt Securities under state securities laws or the applicable laws of any foreign jurisdiction in which the Debt Securities are offered in accordance with the provisions of Section 6(g) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation, printing and delivery of any Blue Sky Survey, and any amendment thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, any Term Sheet, and the Prospectus and any amendments or supplements thereto, (vii) the fees charged by nationally recognized statistical rating organizations for the rating of the Debt Securities, and (viii) the fees and expenses incurred with respect to the listing of the Debt Securities on any securities exchange.

  CONDITIONS TO CLOSING.  The several obligations of the Underwriters hereunder are subject to (i) the condition that the representations and warranties of the Company contained herein are true and correct (or, with respect to the representations and warranties contained in Section 1 that are not qualified as to materiality, are true and correct in all material respects) and the Company has complied with all agreements required by this Agreement or the Indenture on its part to be performed, and (ii) the following additional conditions precedent:

    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the Securities Act Regulations and in accordance with Section 6(b) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Manager's reasonable satisfaction.

    OPINION OF COUNSEL EMPLOYED BY THE COMPANY. On the applicable Closing Date, the Underwriters shall have received an opinion of Matthew M. Preston, Esq., Associate General Counsel of the Company, or such other counsel as may be selected by the Company and agreed to by the Manager, dated as of the applicable Closing Date, in form and substance reasonably satisfactory to the Manager to the effect that:

      The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of North Carolina. Each Principal Subsidiary is validly existing and in good standing under the laws of its state of incorporation.

      The Company has the corporate power and authority to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Debt Securities.

      This Agreement has been duly authorized, executed and delivered by the Company.

      The Indenture has been duly authorized, executed and delivered by the Company.

      The Debt Securities have been duly authorized by the Company.

      The execution and delivery of this Agreement and the Indenture by the Company, the issuance and sale of the Debt Securities, and the performance by the Company of its obligations under this Agreement, the Debt Securities and the Indenture, as the case may be, will not conflict with or constitute a breach or violation of or default (with the passage of time or otherwise) under (A) the Restated Articles of Incorporation or By-Laws of the Company, (B) subject to the Company's compliance with any applicable covenants pertaining to its incurrence of unsecured indebtedness contained therein, any agreement or other instrument binding upon the Company or any of its subsidiaries, which breach or default would, singly or in the aggregate, have a material adverse effect on the consolidated financial condition or earnings of the Company and its subsidiaries, considered as one enterprise, (C) any statute, law or regulation to which the Company or any of its properties may be subject, or (D) to such counsel's knowledge, after due inquiry, any judgment, order, or decree of any governmental body, agency, or court having jurisdiction over the Company or any of its subsidiaries, except that such counsel may state that the opinion set forth in clause (C) of this paragraph (vi) is limited to those statutes, laws or regulations in effect on the date of this opinion which, in such counsel's experience, are normally applicable to transactions of the type contemplated by this Agreement and such counsel expresses no opinion as to the Blue Sky laws or other securities laws of the various states in which the Debt Securities may be offered and sold.

      No consent, approval, authorization, or order of or qualification or registration with any court or other governmental body or agency is, to such counsel's knowledge, required for the performance by the Company of its obligations under this Agreement, the Debt Securities or the Indenture, other than such registrations or qualifications as may be necessary under the Blue Sky laws or other securities laws of the various states in which the Debt Securities may be offered and sold.

      To such counsel's knowledge after due inquiry, there is no legal or governmental proceeding pending or threatened, no statute or regulation, and no agreement, instrument, or other document to which, in any case, the Company or any of its subsidiaries is a party, or by which, in any case, any of the properties of the Company or its subsidiaries is bound, that is required to be described in the Registration Statement or the Prospectus, or that is required to be filed as an exhibit to the Registration Statement, that is not so described or filed.

      Each document incorporated, or deemed to be incorporated, by reference in the Registration Statement and the Prospectus, at the time such document was filed with the Commission appeared on its face to be appropriately responsive in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, except that in each case such counsel need not express an opinion as to the financial statements, schedules and other financial data included or incorporated by reference in, or excluded from, the Registration Statement or the Prospectus.

         In addition, such counsel shall state that he has participated in conferences with officers and other representatives of the Company, counsel employed by the Company, representatives of the independent accountants for the Company, representatives of the Underwriters and counsel for the Underwriters, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and has not made any independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that have led him to believe that the Registration Statement (including the documents incorporated, or deemed to be incorporated, by reference therein), at the time the Company filed its Annual Report on Form 10-K for the fiscal year ended December 29, 2001, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated, or deemed to be incorporated, by reference therein), as of the date of this Agreement and at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion or belief with respect to (i) the financial statements, schedules and other financial data included or incorporated by reference in, or excluded from, the Registration Statement or the Prospectus or (ii) the Form T-1.

    OPINION OF COUNSEL TO THE COMPANY. On the Closing Date, the Underwriters shall have received an opinion from Mayer, Brown, Rowe & Maw, counsel to the Company, dated as of the applicable Closing Date, in form and substance reasonably satisfactory to the Manager to the effect that:

      Assuming the Indenture has been duly authorized, executed, and delivered by the Company and, assuming due authorization, valid execution, and delivery by the Trustee, the Indenture is a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that (x) enforcement thereof may be limited by (i) the laws of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting creditors' rights generally (whether now or thereafter in effect), (ii) laws limiting rights of indemnity or contribution, or (iii) equitable principles of general applicability (regardless of whether enforceability is considered in a proceeding at law or in equity) and (y) the waiver contained in Section 6.12 of the Indenture may be deemed unenforceable.

      Assuming the Debt Securities have been duly authorized by the Company, when issued, executed, and authenticated in accordance with the provisions of the Indenture, and delivered to and duly paid for in accordance with the applicable provisions of the Prospectus and this Agreement, the Debt Securities will be entitled to the benefits of the Indenture and will be valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except to the extent that (x) enforcement thereof may be limited by (i) the laws of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium, or similar laws relating to or affecting creditors' rights generally (whether now or hereafter in effect), (ii) laws limiting rights of indemnity or contribution, or (iii) equitable principles of general applicability (regardless of whether enforceability is considered in a proceeding at law or in equity), and (y) the waiver contained in Section 6.12 of the Indenture may be deemed unenforceable.

      The statements in the Prospectus under the captions "Description of the Debt Securities" and "Description of Notes," insofar as they purport to summarize certain provisions of the Indenture and the Debt Securities, are in all material respects accurate summaries of such provisions and, to the extent that such statements constitute matters of law, summaries of legal matters, legal proceedings or legal conclusions, are accurate and complete in all material respects.

      The Registration Statement (excluding the documents incorporated, or deemed to be incorporated, by reference therein), at the time the Registration Statement became effective, and the Prospectus (excluding the documents incorporated, or deemed to be incorporated, by reference therein), as of the date of this Agreement and at the Closing Date, each appeared on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the rules and regulations of the Commission thereunder and the Trust Indenture Act, except that in each case such counsel need not express an opinion as to (i) the documents incorporated, or deemed to be incorporated, by reference in the Registration Statement or the Prospectus, (ii) the financial statements, schedules and other financial data included or incorporated by reference in, or excluded from, the Registration Statement or the Prospectus or (ii) the Form T-1.

      The execution and delivery of this Agreement by the Company, the issuance and sale of the Debt Securities, and the performance by the Company of its obligations under this Agreement, the Debt Securities and the Indenture, as the case may be, will not conflict with or constitute a breach or violation of or default (with the passage of time or otherwise) under (A) the Restated Articles of Incorporation or By-Laws of the Company or (B) subject to the Company's compliance with any applicable covenants pertaining to its incurrence of unsecured indebtedness contained therein, any agreement or other instrument binding upon the Company or any of its subsidiaries that is filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 29, 2001, which breach or default would, singly or in the aggregate, have a material adverse effect on the consolidated financial condition or earnings of the Company and its subsidiaries, considered as one enterprise.

         In addition, such counsel shall state that they have participated in conferences with officers and other representatives of the Company, counsel employed by the Company, representatives of the independent accountants of the Company, representatives of the Underwriters and counsel for the Underwriters, at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel is not passing upon, and does not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (other than as provided in subparagraphs (iii) and (iv) above) and have made no independent check or verification thereof, on the basis of the foregoing, no facts have come to such counsel's attention that have led them to believe that the Registration Statement (excluding the documents incorporated, or deemed to be incorporated, by reference therein), at the time the Company filed its Annual Report on Form 10-K for the fiscal year ended December 29, 2001, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (excluding the documents incorporated, or deemed to be incorporated, by reference therein), as of the date of this Agreement and at the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, except that such counsel need express no opinion or belief with respect to (i) the documents incorporated, or deemed to be incorporated, by reference in the Registration Statement or the Prospectus, (ii) the financial statements, schedules and other financial data included or incorporated by reference in, or excluded from, the Registration Statement or the Prospectus or (iii) the exhibits to the Registration Statement, including the Form T-1.

    OPINION OF UNDERWRITERS' COUNSEL. On the applicable Closing Date, the Underwriters shall have received an opinion from counsel to the Underwriters, dated as of the applicable Closing Date, and in form and substance satisfactory to the Underwriters.

    OFFICER'S CERTIFICATE. On the applicable Closing Date, the Underwriters shall have received a certificate signed by an officer of the Company, dated the Closing Date, to the effect that (i) the representations and warranties of the Company contained in Section 1 hereof are true and correct (or, with respect to the representations and warranties contained in Section 1 that are not qualified as to materiality, true and correct in all material respects) with the same force and effect as though expressly made at and as of the date of such certificate and (ii) the Company has complied with all agreements and satisfied all conditions required by this Agreement or the Indenture on its part to be performed or satisfied at or prior to the date of such certificate.

    COMFORT LETTER. On the date hereof, the Underwriters shall have received a letter (an "Auditor's Letter") from KPMG LLP ("KPMG"), or such other independent certified public accountants as may be selected by the Company (KPMG or such other independent certified public accountants that have certified the financial statements covered by any applicable Auditor's Letter each, successively, the "Company's Auditors"), dated as of the date hereof and in form and substance reasonably satisfactory to the Underwriters, containing statements and information of a type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information (including, without limitation, any pro forma financial statements and pro forma financial information) contained or incorporated by reference in the Registration Statement and the Prospectus; and, if financial statements for any assets, business or entity acquired by the Company are included or incorporated by reference in the Registration Statement or the Prospectus, the Underwriters shall have received a similar "comfort letter" from the Company's Auditors, dated as of the date hereof, and in form and substance reasonably satisfactory to the Underwriters, with respect to such financial statements and any financial information with respect to such assets, business or entity, as the case may be, contained or incorporated by reference in the Registration Statement and the Prospectus. Without limitation to the foregoing, the letter delivered by the Company's Auditors shall state that nothing has come to their attention that caused them to believe that at a specified date not more than five days prior to the date of such letter, there was any change in the outstanding capital stock of the Company or any increase in consolidated long-term debt of the Company or any decrease in the stockholders' equity of the Company, in each case as compared with the amounts shown on the most recent consolidated balance sheet of the Company incorporated by reference in the Registration Statement and Prospectus or, during the period from the date of such balance sheet to a specified date not more than five days prior to the date of such letter, there were any decreases, as compared with the corresponding period in the preceding year, in consolidated net sales and operating revenues or net income of the Company, except in each such case as set forth in or contemplated by the Registration Statement and Prospectus or except for such exceptions enumerated in such letter as shall have been agreed to by the Underwriters and the Company.

    SUBSEQUENT DELIVERY OF COMFORT LETTER. On the applicable Closing Date, the Underwriters shall have received from each firm of independent public accountants which delivered a letter pursuant to subsection (f) of this Section, dated as of the applicable Closing Date, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than five days prior to the applicable Closing Date.

    OTHER DOCUMENTS. On the applicable Closing Date, counsel to the Underwriters shall have been furnished with such documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Debt Securities as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties or the fulfillment of any of the conditions herein contained.

  COVENANTS OF THE COMPANY.  In further consideration of the agreements of the Underwriters contained herein, the Company covenants as follows:

    NOTICE OF CERTAIN EVENTS. The Company will promptly advise the Manager of (i) the filing and effectiveness of any amendment to the Registration Statement other than by virtue of the Company's filing any report required to be filed under the Exchange Act and the filing of any supplement to the Prospectus other than any amendment or supplement relating solely to an offering of securities other that the Debt Securities, (ii) any request by the Commission for any amendment to the Registration Statement, for any amendment or supplement to the Prospectus, or for any additional information from the Company (other than any such request relating to an offering of securities other than the Debt Securities), (iii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Prospectus relating to the Debt Securities or the institution or threatening of any proceeding for any such purpose, and (iv) the receipt by the Company of any notification with respect to the suspension of the qualification of the Debt Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use reasonable efforts to prevent the issuance of any such stop order or notice of suspension of qualification and, if issued, to obtain as soon as reasonably possible the withdrawal thereof.

    NOTICE OF CERTAIN PROPOSED FILINGS. During the period from the date of this Agreement to and including the last Closing Date, at or prior to the filing by the Company of any amendment to the Registration Statement or of any supplement to the Prospectus (other than any amendment or supplement relating solely to an offering of securities other than the Debt Securities), or any document the Company is required to file pursuant to Section 13(a), 13(c), 14, or 15(d) of the Exchange Act, the Company will furnish the Manager and the Underwriters with copies of any such amendment or supplement or other documents in a reasonable amount of time prior to such proposed filing and will not file any such document to which the Manager shall reasonably object, unless, in the judgment of the Company or its counsel, such amendment or supplement or other document is necessary to comply with law. Subject to the foregoing sentence, the Company will promptly cause each applicable supplement to the Prospectus to be filed with or transmitted for filing with the Commission in accordance with Rule 424(b) or 424(c) under the Securities Act or pursuant to such other rule or regulation of the Commission as then deemed appropriate by the Company.

    COPIES OF THE REGISTRATION STATEMENT AND THE PROSPECTUS. The Company will furnish (in New York) to the Underwriters, without charge, one original signed copy of the Registration Statement (including exhibits) and all amendments thereto that shall become effective, and as many copies of the Prospectus, any documents incorporated by reference therein, and any supplements and amendments thereto as the Underwriters may reasonably request, in each case within a reasonable period of time following the date on which this Agreement is executed and delivered by the Company and the Manager, or the date on which such document becomes effective, or the date on which such document is requested by the Underwriters, as applicable.

    REVISIONS OF REGISTRATION STATEMENT AND PROSPECTUS -- MATERIAL CHANGES. If, at any time when a prospectus relating to the Debt Securities is required to be delivered under the Securities Act by the Underwriters, any event occurs or condition exists as a result of which the Prospectus would include an untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, or the respective rules and regulations of the Commission thereunder, or any other applicable law, the Company will promptly notify the Underwriters, by telephone or by facsimile (in either case with written confirmation from the Company by mail), and will promptly prepare and, subject to Section 6(b), cause to be filed with the Commission the appropriate documents or appropriate amendment or supplement to the Registration Statement or the Prospectus, as the case may be, and will supply without charge to the Underwriters one copy of a signed copy of any such amended Registration Statement and will supply without charge to the Underwriters as many copies of any such amended or supplemented Prospectus as the Underwriters may from time to time reasonably request.

    COMPLIANCE WITH EXCHANGE ACT. The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will comply, in a timely manner, with all applicable requirements under the Exchange Act relating to the filing with the Commission of the Company's reports pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act and, if then applicable, the Company's proxy statements pursuant to Section 14(a) of the Exchange Act.

    EARNINGS STATEMENT. The Company will make generally available to its security holders earnings statements that satisfy the provisions of Section 11 (a) of the Securities Act and Rule 158 promulgated thereunder.

    BLUE SKY QUALIFICATIONS. The Company will, with such assistance from the Underwriters as the Company may reasonably request, endeavor to qualify the Debt Securities for offer and sale under the Blue Sky laws or other securities laws of such jurisdictions as the Underwriters shall reasonably request and will maintain such qualifications for as long as required with respect to the offer, sale, and distribution of the Debt Securities; PROVIDED, HOWEVER, that the Company shall not be obligated to register or qualify as a foreign corporation or take any action which would subject it to general service of process in any jurisdiction where it is not now subject.

    SUSPENSION PERIOD. During the period from the date of this Agreement to and including the last Closing Date, the Company shall not offer, sell, contract to sell or otherwise dispose of any debt securities of the Company which mature more than one year after the last Closing Date and which are substantially similar to the Debt Securities, without the prior written consent of the Manager.

  INDEMNIFICATION AND CONTRIBUTION.

    The Company agrees to indemnify and hold each Underwriter and each person, if any, who controls an Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, harmless from and against any and all losses, claims, damages, or liabilities as incurred, insofar as such losses, claims, damages, or liabilities (and actions in respect thereof) arise out of, are based upon, or are caused by any untrue statement or allegedly untrue statement of a material fact contained in the Registration Statement or the Prospectus or in any amendment or supplement thereto, or arise out of, are based upon or are caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company agrees to reimburse each such indemnified party for any reasonable legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action as such expenses are incurred; PROVIDED, HOWEVER, that the Company will not be liable to the extent that such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of, are based upon, or are caused by (i) any untrue statement or omission or alleged untrue statement or omission made in reliance upon the Form T-1, (ii) any untrue statement or omission or alleged untrue statement or omission included in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished to the Company by or on behalf of the Underwriters in writing expressly for use in the Registration Statement or the Prospectus or any amendment or supplement thereto, or (iii) any untrue statement or omission or alleged untrue statement or omission in the preliminary prospectus if such untrue statement or omission or alleged untrue statement or omission is corrected in the Prospectus and if, having previously been furnished by or on behalf of the Company with copies of such Prospectus, the Underwriters thereafter failed to deliver such Prospectus, prior to or concurrently with the sale of a Debt Security or Debt Securities to the person asserting such loss, claim, damage, or liability who purchased such Debt Security or Debt Securities which are the subject thereof from the Underwriters.

    Each Underwriter severally (and not jointly) agrees to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statement, and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, to the same extent as the foregoing indemnity from the Company to the Underwriters, but only with respect to such losses, claims, damages, and liabilities (and actions in respect thereof) that arise out of, are based upon, or are caused by any untrue statement or omission or allegedly untrue statement or omission included in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished to the Company by or on behalf of such Underwriter in writing expressly for use in the Registration Statement or the Prospectus or any amendment or supplement thereto.

    In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or (b) of this Section 7, such person (the "indemnified party") will promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, will retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and will pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party will have the right to retain its own counsel, but the fees and expenses of such counsel will be borne by the indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party (whether or not the indemnifying party was an original named party to such proceeding) and the indemnified party and such indemnified party shall have been advised by counsel that there may be actual or potential conflicts of interest between the indemnifying party and the indemnified party including situations in which there may be one or more legal defenses available to the indemnified party which are different from, or additional to, those available to the indemnifying party. It is understood that the indemnifying party will not, in connection with any proceeding or substantially similar or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such reasonable fees and expenses will be reimbursed as they are incurred. Such firm will be designated in writing by the Manager (in the case of parties indemnified pursuant to the second preceding paragraph) or by the Company (in the case of parties indemnified pursuant to the first preceding paragraph), as the case may be. The indemnifying party will not be liable for any settlement of any claim, action or proceeding effected without its written consent, but if settled with such consent, or if there shall be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party will, without the prior written consent of the indemnified party, effect any settlement or compromise of or consent to the entry of any judgment with respect to any pending or threatened claim, action or proceeding in respect of which any indemnified party is or could have been a party and indemnity or contribution could have been sought hereunder by such indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and (ii) does not include a statement as to, or an admission of fault, culpability or a failure to act by, the indemnified party. Any provision of this paragraph (c) to the contrary notwithstanding, no failure by an indemnified party to notify the indemnifying party as required hereunder will relieve the indemnifying party from any liability it may have had to an indemnified party otherwise than under Section 7(a) or (b).

    If the indemnification provided for in paragraph (a) or (b) of this Section 7 is unavailable to an indemnified party or is insufficient in respect of any losses, claims, damages, or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying the indemnified party thereunder, will contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Underwriters, on the other, from the offering of Debt Securities by the Underwriters, or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Underwriters, on the other, in connection with the offering of Debt Securities by the Underwriters will be deemed to be in the same proportion as the total net proceeds received by the Company from the offering of such Debt Securities bears to the total discounts and commissions received by the Underwriters from the Company in respect thereof. The relative fault of the Company, on the one hand, and of the Underwriters, on the other, will be determined by reference to, among other things, whether the untrue or allegedly untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied or to be supplied by the Company or by the Underwriters and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

    The Company and the Underwriters agree that it would not be just or equitable if contribution pursuant to paragraph (d) above were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to therein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, and liabilities referred to in paragraph (d) above will be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Any other provisions of this Section 7 to the contrary notwithstanding (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Debt Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Debt Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such securities and not joint.

    The remedies provided for in this Section 7 are not exclusive and will not limit any rights or remedies that may otherwise be available to any indemnified party at law or in equity.

  TERMINATION.  The Underwriters may terminate this Agreement immediately upon notice to the Company if, at any time prior to the Closing Date, (i) there shall have occurred (A) any material adverse change (or development involving a prospective material adverse change) in the business, properties, earnings, or financial condition of the Company and its subsidiaries on a consolidated basis, (B) any suspension or material limitation of trading in the Company's capital stock by the Commission or the New York Stock Exchange, Inc. (the "NYSE"), or (C) any decrease by Moody's Investors Services, Inc. or Standard & Poor's Corporation with respect to the ratings of any of the debt securities issued or guaranteed by the Company or any public announcement by any such organization to the effect that it has placed any debt securities issued or guaranteed by the Company on what is commonly termed a "watch list" with negative implications (the events described in the foregoing clauses (A) through (C) the "Company-Specific Events"), the effect of any of which Company-Specific Events shall have made it impracticable, in the reasonable judgment of the Manager, to market such Debt Securities, or (ii) there shall have occurred (A) any suspension or material limitation of trading in securities generally on the NYSE or the establishment of minimum prices on the NYSE, (B) a declaration of a general moratorium on commercial banking activities in New York by either federal or New York State authorities, or (C) any outbreak or material escalation of hostilities or other national or international calamity or crisis (the events described in the foregoing clauses (A) through (C) the "Market Events"), the effect of any of which Market Events (other than the Market Event described in Clause (B), which shall not be subject to the following qualification) shall have made it impracticable, in the reasonable judgment of the Manager, to market such Debt Securities.

  DEFAULTING UNDERWRITERS.  If on the Closing Date any one or more of the Underwriters shall fail or refuse to purchase Debt Securities that it has or they have agreed to purchase on such date, and the aggregate amount of Debt Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate amount of the Debt Securities to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the amount of Debt Securities set forth opposite their respective names above bears to the aggregate amount of Debt Securities set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Manager may specify, to purchase the Debt Securities which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date. If on the Closing Date any Underwriter or Underwriters shall fail or refuse to purchase Debt Securities and the aggregate amount of Debt Securities with respect to which such default occurs is more than one-tenth of the aggregate amount of Debt Securities to be purchased on such date, and arrangements satisfactory to the Manager and the Company for the purchase of such Debt Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either the Manager or the Company shall have the right to postpone the Closing Date but in no event for longer then seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

  SURVIVABILITY.  The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Debt Securities.

  CERTAIN OBLIGATIONS.  If this Agreement shall be terminated pursuant to Section 8 hereof, the Company shall not then be under any liability to any Underwriter with respect to the Debt Securities except as provided in Sections 4 and 7 hereof; but, if for any other reason (other than a default by the Underwriters under Section 9 hereof) Debt Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through the Manager for all out-of-pocket expenses approved in writing by the Manager, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Debt Securities, but the Company shall then be under no further liability to any Underwriter with respect to such Debt Securities except as provided in Sections 4 and 7 hereof.

  NOTICES.  In all dealings hereunder, the Manager shall act on behalf of each of the Underwriters of Debt Securities, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Manager.

       Except as otherwise specifically provided herein, all communications hereunder will be in writing and shall be deemed to have been duly given if delivered by hand, mailed via Express Mail, deposited with Federal Express or any nationally recognized commercial courier service for "next day" delivery, or telecopied and confirmed in writing (by telecopied facsimile or otherwise) to the respective addresses or telecopier numbers set forth on the signature page hereto, or to such other address or telecopier number as either party may hereafter designate to the other in writing; provided, however, that any notice to an Underwriter pursuant to Section 7(c) hereof shall be delivered in a manner provided above to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Manager upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

  SUCCESSORS; NON-TRANSFERABILITY.  This Agreement will inure to the benefit of and be binding upon the parties hereto, their respective successors, and the officers, directors, and controlling persons referred to in Section 7 hereof. No other person will have any right or obligation hereunder. Neither party to this Agreement may assign its rights hereunder without the written consent of the other parties.

  COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which will be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

  TIME OF THE ESSENCE. Time shall be of the essence with respect to this Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

  APPLICABLE LAW. This Agreement will be governed by and construed in accordance with the laws of the State of New York, including without limitation, New York General Obligations Law Section 5-1401.

  HEADINGS. The headings of the sections of this Agreement have been inserted for convenience of reference only and will not affect the construction of any of the terms or provisions hereof.

Exhibit 4.1

YUM! BRANDS, INC.

OFFICERS' CERTIFICATE

     Pursuant to Section 2.1 and Section 2.3(a) of the Indenture, dated as of May 1, 1998 (the "Indenture"), between YUM! Brands, Inc. (formerly TRICON Global Restaurants, Inc.), a North Carolina corporation (the "Company"), and Bank One Trust Company, N.A., as successor trustee (the "Trustee"), the undersigned, Denise L. Ramos, Senior Vice President and Treasurer of the Company, and Matthew M. Preston, Vice President and Associate General Counsel of the Company hereby certify on behalf of the Company as follows:

  AUTHORIZATION.  The establishment of a series of Securities of the Company has been approved and authorized in accordance with the provisions of the Indenture pursuant to a resolution adopted by the Board of Directors of the Company on September 22, 1997.

  COMPLIANCE WITH COVENANTS AND CONDITIONS PRECEDENT.  All covenants and conditions precedent provided for in the Indenture relating to the establishment of a series of Securities have been complied with.

  TERMS.  The terms of the series of Securities established pursuant to this Officers' Certificate shall be as follows:

    TITLES.   The title of the series of Securities is the "7.70% Senior Notes due July 1, 2012" (the "Notes").

    AGGREGATE PRINCIPAL AMOUNT.  The aggregate principal amount of the Notes which may be authenticated and delivered pursuant to the Indenture (except for Notes (i) authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 2.8, 2.9, 2.11, 3.6, 9.5 or 10.3 of the Indenture or (ii) which, pursuant to Section 2.4 of the Indenture, are deemed never to have been authenticated and delivered) is initially limited to $400,000,000, subject, however to the Company's right to increase such limit upon the delivery to the trustee of an Officers' Certificate specifying a higher amount.

    REGISTERED SECURITIES IN BOOK-ENTRY FORM.  The Notes will be issued in book-entry form ("Book-Entry Notes") and represented by one or more global notes (the "Global Notes") in fully registered form, without coupons. The initial Depositary with respect to the Global Notes will be The Depository Trust Company, New York, New York ("DTC"), as Depositary for the accounts of its participants. So long as the Depositary for a Global Note, or its nominee, is the registered owner of the Global Note, the Depositary or its nominee, as the case may be, will be considered the sole owner or holder of the Notes in book-entry form represented by such Global Note for all purposes under the Indenture. Book-Entry Notes will not be exchangeable for Notes in definitive form ("Definitive Notes") except that, if the Depositary with respect to any Global Note or Notes is at any time unwilling or unable to continue as Depositary and a successor Depositary is not appointed by the Company within 90 days, the Company will issue Definitive Notes in exchange for the Book-Entry Notes represented by any such Global Note or Notes. In addition, the Company may at any time and in its sole discretion determine not to have a Global Note or Notes, and, in such event, will issue Definitive Notes in exchange for the Book-Entry Notes represented by such Global Note or Notes in accordance with the provisions of Section 2.8 of the Indenture.

    PERSONS TO WHOM INTEREST PAYABLE.  Interest will be payable to the Person in whose name a Note is registered at the close of business (whether or not a Business Day) on the Regular Record Date with respect to such Note, except for interest payable on a Note surrendered for redemption as set forth in paragraph (viii) below.

    STATED MATURITY.  The principal amounts of the Notes will be payable on July 1, 2012, subject to earlier redemption as set forth in paragraph (viii) below.

    RATE OF INTEREST; INTEREST PAYMENT DATES; REGULAR RECORD DATES; ACCRUAL OF INTEREST.   The Notes will bear interest at the rate of 7.70% per annum. Interest on the Notes will be payable semiannually in arrears January 1 and July 1 of each year (each, an "Interest Payment Date"), commencing on January 1, 2003. The Regular Record Date shall be December 15 or June 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. The Notes will bear interest from June 28, 2002, or from the most recent Interest Payment Date to which interest has been paid or duly provided for until the principal thereof is paid or made available for payment. Interest payments shall be the amount of interest accrued from and including the most recent Interest Payment Date in respect of which interest has been paid or duly provided for (or from and including June 28, 2002, if no interest has been paid or duly provided for with respect to such Note), to but excluding the next succeeding Interest Payment Date.

    PLACE OF PAYMENT; REGISTRATION OF TRANSFER AND EXCHANGE; NOTICES TO COMPANY.  Payment of the principal of and interest on the Notes will be made at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at any other office or agency designated by the Company for such purpose; provided, that at the option of the Company, payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities; and provided, further, that the Holder of the Notes shall be entitled to receive payments of principal of and interest on the Notes by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

         The Notes may be presented for exchange and registration of transfer at the Corporate Trust Office of the Trustee in the Borough of Manhattan, The City of New York, or at the office of any transfer agent hereafter designated by the Company for such purpose. Notices and demands to or upon the Company in respect of the Notes and the Indenture may be served at YUM! Brands, Inc., 1441 Gardiner Lane, Louisville, Kentucky 40213, Attention: Treasurer.

    REDEMPTION.  The Notes are not entitled to any mandatory redemption or sinking fund payments. However, the Notes will be redeemable, at the option of the Company, in whole at any time or in part from time to time, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined herein) on the Notes to be redeemed discounted to the date of redemption, on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months), at the Treasury Rate (as defined herein) plus 45 basis points, plus, in each case accrued interest thereon to the date of redemption; provided, however, that the installments of interest whose Stated Maturity is prior to the relevant Redemption Date shall be payable to the Holders of such Notes, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date.

         "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers (as defined herein) appointed by the Company.

         "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

         "Reference Treasury Dealer" means each of Salomon Smith Barney Inc., J.P. Morgan Securities Inc. and Banc One Capital Markets, Inc. or their affiliates which are primary U.S. Government securities dealers and their respective successors and, at the option of the Company, additional Primary Treasury Dealers; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

         "Remaining Scheduled Payments" means, with respect to any Note, the remaining scheduled payments of the principal thereof to be redeemed and interest thereon that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an interest payment date with respect to such Note, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

         "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

         Notice of any redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of the Notes to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes of a series are to be redeemed, the Notes (or portions thereof) to be redeemed shall be selected by the Trustee by such method as the Trustee shall deem fair and appropriate.

    DENOMINATIONS.  The Notes are issuable in denominations of $1,000 and integral multiples thereof.

    SECURITY REGISTER; PAYING AGENT.  The register of Securities for the Notes will be initially maintained at the Corporate Trust Office of the Trustee. The Company hereby appoints the Trustee as the initial Paying Agent.

    FORM.  The Notes will be in substantially the form set forth in Exhibit A attached hereto and may have such other terms as are provided in such form.

     Capitalized terms used in this Officers' Certificate and not otherwise defined herein shall have the meanings set forth in the Indenture.

     Each of the undersigned, for himself or herself, states that he or she has read and is familiar with the provisions of Article Two of the Indenture relating to the establishment of Securities thereunder and the establishment of a form of Security representing a series of Securities thereunder and, in each case, the definitions therein relating thereto; that he or she is generally familiar with the other provisions of the Indenture and with the affairs of the Company and its acts and proceedings and that the statements and opinions made by him or her in this Certificate are based upon such familiarity; and that he or she has made such examination or investigation as is necessary to enable him or her to determine whether or not the covenants and conditions referred to above have been complied with; and in his or her opinion, such covenants and conditions have been complied with.

     Insofar as this Certificate relates to legal matters it is based upon the Opinion of Counsel delivered to the Trustee contemporaneously herewith pursuant to Section 2.4 of the Indenture and relating to the Notes.

     IN WITNESS WHEREOF, the undersigned have hereunto signed this Certificate on behalf of the Company as of this 26th day of June, 2002.

YUM! BRANDS, INC.

By:   /s/   Denise L. Ramos
Name:  Denise L. Ramos
Title:  Senior Vice President and Treasurer

By:   /s/   Matthew M. Preston
Name:  Matthew M. Preston
Title: Vice President and Associate General Counsel

EXHIBIT A

Form of Note

     Unless and until it is exchanged in whole or in part for Notes in definitive form, this Note may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, New York, New York ("DTC") to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED	YUM! BRANDS, INC	REGISTERED

7.70% SENIOR NOTE DUE July 1, 2012

NO. R-	Principal Amount: $

CUSIP: 988498 AA 9

     YUM! Brands, Inc., a corporation duly organized and existing under the laws of the State of North Carolina (herein referred to as the "Company," which term includes any successor corporation under the Indenture as hereinafter referred to) for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of DOLLARS, on July 1, 2012 and to pay interest thereon from June 28, 2002 or from the most recent Interest Payment Date to which interest has been paid or duly provided for semiannually in arrears on January 1 and July 1, in each year, commencing on January 1, 2003 at the rate of 7.70% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture (as defined herein), be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date, which shall be the December 15 or June 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not punctually paid or duly provided for on any Interest Payment Date (herein called "Defaulted Interest") will forthwith cease to be payable to the Holder on the Regular Record Date with respect to such Interest Payment Date and may either be paid to the person in whose name this Note (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, and at any other office or agency maintained by the Company for such purpose, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the register of Securities; and provided, further, that the Holder of this Note shall be entitled to receive payments of principal of and interest on this Note by wire transfer of immediately available funds, if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable payment date.

     Reference is hereby made to the further provisions of this Note set forth herein, which further provisions shall for all proposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee or its duly appointed authenticating agent by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, YUM! Brands, Inc. has caused this instrument to be signed by the manual signature of its Chairman of the Board, one of its Vice Chairmen, its President or one of its Vice Presidents, or the Treasurer or any Assistant Treasurer, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries.

(SEAL)	YUM! BRANDS, INC. By: Name: Denise L. Ramos Title: Senior Vice President and Treasurer

ATTEST:

By:
Name:  Matthew M. Preston
Title:    Assistant Secretary

Dated:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes of the series designated herein referred to in the within-mentioned Indenture.

BANK ONE TRUST COMPANY, N.A., as Trustee

By:
       Authorized Signatory

YUM! BRANDS, INC.
7.70% SENIOR NOTE DUE July 1, 2012

     This Note is one of a duly authorized issue of securities (herein called the "Securities") of the Company (which term includes any successor corporation under the Indenture hereinafter referred to), issued and to be issued pursuant to such Indenture. This Note is one of a series designated by the Company as its 7.70% Senior Notes due July 1, 2012, initially limited in aggregate principal amount to $400,000,000.

     The Company issued this Note pursuant to an Indenture, dated as of May 1, 1998 (herein called the "Indenture"), between the Company and Bank One Trust Company, N.A., as successor Trustee (herein called the "Trustee, "which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered.

     The Notes are issuable in registered form, without coupons, in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of like tenor of any authorized denomination, as requested by the Holder surrendering the same, upon surrender of the Note or Notes to be exchanged at any office or agency described below where the Notes may be presented for registration of transfer.

     Interest on the Notes shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

     The Notes are not entitled to any mandatory redemption or sinking fund payments. However, the Notes are redeemable, at the option of the Company, in whole at any time or in part from time to time, on at least 30 but not more than 60 days prior notice mailed to DTC, at a Redemption Price equal to the greater of (i) 100% of the principal amount of the Notes and (ii) the sum of the present values of the Remaining Scheduled Payments (as defined herein) on the Notes discounted to the date of redemption, on a semiannual basis, at the Treasury Rate (as defined herein) plus 45 basis points plus accrued interest thereon to the date of redemption.

     If money sufficient to pay the Redemption Price of and accrued interest on all Notes (or portions thereof) is deposited with the Trustee on or before the Redemption Date and certain other conditions are satisfied, on and after such date interest will cease to accrue on the Notes (or such portions thereof) called for redemption.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Notes. "Independent Investment Banker" means one of the Reference Treasury Dealers (as defined herein) appointed by the Company.

     "Comparable Treasury Price" means, with respect to any Redemption Date, (i) the average of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) on the third business day preceding such Redemption Date, as set forth in the daily statistical release (or any successor release) published by the Federal Reserve Bank of New York and designated "Composite 3:30 p.m. Quotations for U.S. Government Securities" or (ii) if such release (or any successor release) is not published or does not contain such prices on such business day, (A) the average of the Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations. "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m. on the third business day preceding such Redemption Date.

     "Reference Treasury Dealer" means each of Salomon Smith Barney Inc., J.P. Morgan Securities Inc. and Banc One Capital Markets, Inc. or their affiliates which are primary U.S. Government securities dealers and their respective successors and, at the option of the Company, additional Primary Treasury Dealers; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company shall substitute therefor another Primary Treasury Dealer.

     "Remaining Scheduled Payments" means the remaining scheduled payments of the principal of and interest on the Notes that would be due after the related Redemption Date but for such redemption; provided, however, that, if such Redemption Date is not an interest payment date with respect to such Notes, the amount of the next succeeding scheduled interest payment thereon will be reduced by the amount of interest accrued thereon to such Redemption Date.

     "Treasury Rate" means, with respect to any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.

     Notwithstanding the foregoing, installments of interest whose Stated Maturity is prior to the Redemption Date of any Note will be payable to the Holder of such Note, or one or more Predecessor Securities, of record at the close of business on the relevant Regular Record Date referred to above, all as provided in the Indenture.

     All notices of redemption shall state the Redemption Date, the Redemption Price, if fewer than all the Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Notes to be redeemed, that on the Redemption Date the Redemption Price will become due and payable upon each Note, or portion thereof, to be redeemed, that interest on each Note, or portion thereof, called for redemption will cease to accrue on the Redemption Date and the place or places where Notes may be surrendered for redemption. If fewer than all of the Notes are to be redeemed at any time, selection of such Notes for redemption will be made by the Trustee by such method as the Trustee shall deem fair and appropriate.

     In the event of redemption of this Note in part only, a new Note or Notes of like tenor for the unredeemed portion hereof will be issued in authorized denominations in the name of the Holder hereof upon the cancellation hereof.

     For all purposes of this Note and the Indenture, unless the context otherwise requires, all provisions relating to the redemption by the Company of this Note shall relate, in the case that this Note is redeemed or to be redeemed by the Company only in part to that portion of the principal amount of this Note that has been or is to be redeemed.

     If an Event of Default with respect to the Notes shall occur and be continuing, the principal of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. Holders of Notes may not enforce their rights pursuant to the Indenture or the Notes except as provided in the Indenture.

     The Indenture permits, in certain circumstances therein specified, the amendment thereof without the consent of the Holders of the Securities. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations under the Indenture of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all the Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

     No reference herein to the Indenture and no provision of this Note or, subject to the provisions for satisfaction and discharge in Article Eight, of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

     The Indenture permits the Company, by irrevocably depositing, in amounts and maturities sufficient to pay and discharge at the Stated Maturity or Redemption Date, as the case may be, the entire indebtedness on all Outstanding Notes, cash or direct obligations of, or obligations the principal of and interest on which are fully guaranteed by, the United States government, and which are not subject to prepayment, redemption or call, with the Trustee in trust solely for the benefit of the Holders of all Outstanding Notes, to defease the Indenture with respect to such Notes, and upon such deposit the Company shall be deemed to have paid and discharged its entire indebtedness on such Notes. Thereafter, Holders would be able to look only to such trust fund for payment of principal and interest at the Stated Maturity or Redemption Date, as the case may be. The Indenture also permits, in certain circumstances therein specified, the Company to be released from certain of its obligations under the Indenture on the terms and subject to the conditions therein provided.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the register of Securities, upon surrender of this Note for registration of transfer at the office or agency of the Company in the Borough of Manhattan, The City of New York, or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     No service charge shall be made by the Company, the Trustee or the Registrar for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax, assessment or other governmental charge payable in connection therewith (other than exchanges pursuant to Sections 2.11, 3.6 or 9.5 of the Indenture, not involving any transfer).

     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     The Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York of the United States of America, including without limitation, New York General Obligations Law Sections 5-1401 and 5-1402 and New York Civil Practice Law and Rules 327.

     All undefined terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common

UNIF GIFT MIN ACT              Custodian            - Under Uniform Gifts to Minor Act (State)
                                     (Cust.)                  (Minor)

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of survivor- ship and not as tenants in common

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto

Please Insert Social Security or Employer
Identification number of assignee

          -            -

Please Print or Typewrite Name and Address
Including Postal Zip Code of Assignee

the within Security and all rights thereunder, hereby irrevocably constituting and appointing                              attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated:
                                                                                                  Signature

NOTICE:     The signature to this assignment must correspond with the name as it appears upon the face of the within Note in every particular, without alteration or enlargement or any change whatever.